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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 25, 2002

                            BioMarin Pharmaceutical Inc.
                (Exact name of registrant as specified in its charter)


         Delaware                       000-26727                 68-0397820
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:           (415) 884-6700


                                 Not Applicable
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           (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On June 25, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced findings from the Phase 1 trial and the preliminary findings of the related extension study of its product candidate Aryplase(TM). The Registrant's press release issued on June 25, 2002 is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              Exhibit 99.1      Press Release of the Registrant dated June 25,
                                2002






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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BioMarin Pharmaceutical Inc.,
                         a Delaware corporation


Date: June 25, 2002                 By: /s/ Fredric D. Price
                                        --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated June 25, 2002

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